EXHIBIT 4.558

Execution Version

SIG COMBIBLOC GROUP AG, SIG EURO HOLDING AG & CO. KGAA, SIG COMBIBLOC SYSTEMS GMBH, SIG COMBIBLOC HOLDING GMBH, SIG COMBIBLOC GMBH, SIG BEVERAGES GERMANY GMBH, SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH, SIG INTERNATIONAL SERVICES GMBH, SIG INFORMATION TECHNOLOGY GMBH, SIG BETEILIGUNGS GMBH, CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH, CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH

and

SIG TECHNOLOGY AG

as Security Grantors

and

THE BANK OF NEW YORK MELLON

as Collateral Agent

CONFIRMATION AND AMENDMENT AGREEMENT

(Bestätigungs- und Änderungsvertrag)

relating to certain security agreements entered in connection with a third amended and restated senior secured multi-currency term and revolving credit agreement dated 28 September 2012 and a senior secured notes indenture in respect of senior secured notes due 2016 in the aggregate principal amount of EUR 450,000,000 dated 5 November 2009, a senior secured notes indenture in respect of secured notes due 2019 in the aggregate principal amount of USD 1,500,000,000 dated 15 October 2010, a secured notes indenture in respect of secured notes due 2021 in the aggregate principal amount of USD 1,000,000,000 dated 1 February 2011, a secured notes indenture in respect of secured notes due 2019 in the aggregate principal amount of USD 1,500,000,000 dated 9 August 2011 and a new secured notes indenture in respect of secured notes due 2020 in the aggregate principal amount of USD 3,250,000,000 dated 28 September 2012

The taking of this document or any certified copy of it or any document which constitutes substitute documentation for it, or any document which includes written confirmations or references to it, into Austria as well as printing out any e-mail communication which refers to any Credit Document (as defined in Clause 1 of this document) in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Credit Document to an Austrian addressee may cause the imposition of Austrian stamp duty. Accordingly, keep the original document as well as all certified copies thereof and written and signed references to it outside of Austria and avoid printing out any email communication which refers to any Credit Document in Austria or sending any e-mail communication to which a pdf scan of this document is attached to an Austrian addressee or sending any e-mail communication carrying an electronic or digital signature which refers to any Credit Document to an Austrian addressee.

Contents

Clause		Page
1.	Definitions and Language	5
2.	Construction	8
3.	Confirmation and Amendments	9
4.	Continuity and further Assurance	18
5.	Partial Invalidity	19
6.	Amendments	19
7.	Applicable law; Jurisdiction	19
8.	Conclusion of the Agreement (Vertragsschluss)	20
Schedule 1		21
Part 1	List of Current Borrowers	21
Part 2	List of Current Guarantors, Current Senior Secured Notes Guarantors, Current October 2010 Secured Notes Guarantors, Current February 2011 Secured Notes Guarantors and Current August 2011 Secured Notes Guarantors	21
Part 3	List of Current New Secured Notes Guarantors	27

This CONFIRMATION AND AMENDMENT AGREEMENT (the “Agreement”) is made on 7 November 2012

BETWEEN:

(1)	SIG COMBIBLOC GROUP AG, registered in the Commercial Register of the Canton of Schaffhausen with the federal register number CH-290.3.004.149-2;

(2)	SIG EURO HOLDING AG & CO. KGAA, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5754;

(3)	SIG COMBIBLOC SYSTEMS GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 3935;

(4)	SIG COMBIBLOC HOLDING GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5751;

(5)	SIG COMBIBLOC GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 5182;

(6)	SIG BEVERAGES GERMANY GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 6374;

(7)	SIG COMBIBLOC ZERSPANUNGSTECHNIK GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Aachen under HRB 3814;

(8)	SIG INTERNATIONAL SERVICES GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 3925;

(9)	SIG INFORMATION TECHNOLOGY GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 4050;

(10)	SIG BETEILIGUNGS GMBH (FORMERLY SIG VIETNAM BETEILIGUNGS GMBH), registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Düren under HRB 6373;

(11)	CLOSURE SYSTEMS INTERNATIONAL HOLDINGS (GERMANY) GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz under HRB 41388;

(12)	CLOSURE SYSTEMS INTERNATIONAL DEUTSCHLAND GMBH, registered in the commercial register (Handelsregister) of the local court (Amtsgericht) of Mainz under HRB 10054;

(13)	SIG TECHNOLOGY AG, registered in the Commercial Register of the Canton of Schaffhausen with the federal register number CH-160.3.002.649-1; and

(14)	THE BANK OF NEW YORK MELLON, having its business address at 1 Wall Street, New York, N.Y. 10286, The United States of America in its capacity as collateral agent for the Secured Parties (as defined below) under the First Lien Intercreditor Agreement (as defined below) (the “Collateral Agent”).

(the companies named in (1) to (13) are hereinafter referred to as the “Security Grantors” and each of them a “Security Grantor”)

WHEREAS:

(A)	Pursuant to the third amended and restated senior secured multi-currency term and revolving credit agreement dated 28 September 2012 of currently up to USD 2,355,000,000 and EUR 380,000,000, between, inter alios, the parties listed in Part 1 of Schedule 1 hereto as current borrowers (the “Current Borrowers”), the parties listed in Part 2 of Schedule 1 hereto as current guarantors (the “Current Guarantors”), Credit Suisse AG as administrative agent and others (as amended, varied, novated, restated, supplemented, superseded or extended from time to time, together the “Third Amended and Restated Credit Agreement”), which amends and restates the multi-currency term and revolving credit agreement dated 5 November 2009 between, inter alios, the Current Borrowers and the Current Guarantors, Credit Suisse AG as administrative agent and others (as amended and restated pursuant to the Third Amended and Restated Credit Agreement and as further amended, varied, novated, restated, supplemented, superseded or extended from time to time, hereinafter the “Credit Agreement”), certain lenders (together the “Original Lenders”) have agreed to grant certain facilities to the Current Borrowers and certain other entities which may accede or may have acceded to the Credit Agreement as additional borrowers.

(B)	Pursuant to a senior secured notes indenture dated 5 November 2009 between, inter alios, Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., and Reynolds Group Issuer (Luxembourg) S.A as ultimate issuers (the “Issuers”), certain affiliates of the Issuers listed in Schedule 1 Part 2 hereto as current 2009 senior secured notes guarantors (the “Current Senior Secured Notes Guarantors”) and The Bank of New York Mellon, as indenture trustee, principal paying agent, transfer agent, collateral agent and registrar, (as amended, varied, novated, supplemented, superseded or extended from time to time, the “Senior Secured Notes Indenture”), the Issuers have issued senior secured notes due 2016 in the aggregate principal amount of EUR 450,000,000 (the “Senior Secured Notes”) to certain noteholders.

(C)	Pursuant to a senior secured notes indenture dated 15 October 2010 between, inter alios, RGHL US Escrow I LLC, RGHL US Escrow I Inc., and RGHL Escrow Issuer (Luxembourg) I S.A. as escrow issuers (the “Escrow Issuers”), The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as additional collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “October 2010 Secured Notes Indenture”), the Escrow Issuers have issued secured notes due 2019 in the aggregate principal amount of USD 1,500,000,000 in escrow (the “October 2010 Secured Notes”). In connection with the release from escrow of the proceeds of the October 2010 Secured Notes, which occurred on 16 November 2010, the Escrow Issuers were merged with and into the Issuers, with each of the Issuers surviving the applicable mergers or other transfers and assuming by operation of law the obligations of the applicable Escrow Issuers with respect to the October 2010 Secured Notes Indenture and the October 2010 Secured Notes. Certain affiliates of the Issuers listed in Schedule 1 Part 2 hereto have acceded to the October 2010 Secured Notes Indenture as current 2010 October secured notes guarantors (the “Current October 2010 Secured Notes Guarantors”).

(D)	Pursuant to a senior secured notes indenture dated 1 February 2011 between, inter alios, the Issuers, The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as additional collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “February 2011 Secured Notes Indenture”), the Issuers have issued secured notes due 2021 in the aggregate principal amount of USD 1,000,000,000 (the “February 2011 Secured Notes”) which are guaranteed by certain affiliates of the Issuers listed in Schedule 1 Part 2 hereto as current February 2011 secured notes guarantors (the “Current February 2011 Secured Notes Guarantors”).

(E)

Pursuant to a senior secured notes indenture dated 9 August 2011 between, inter alios, the RGHL US Escrow II LLC and RGHL US Escrow II Inc. as escrow issuers (the “August 2011 Escrow Issuers”), The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as additional collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “New Secured Notes Indenture”), the August 2011 Escrow Issuers have issued senior secured notes due 2019 in the aggregate principal amount of USD 1,500,000,000 (the “August Secured Notes”). In connection with the release from escrow of the proceeds of the August Secured Notes, which occurred on

8 September 2011, RGHL US Escrow II Inc. and RGHL US Escrow II LLC were merged with and into Reynolds Group Issuer Inc., and Reynolds Group Issuer LLC (together with Reynolds Group Issuer (Luxembourg) S.A., the “August 2011 Ultimate Issuers”), respectively, and the obligations of the August 2011 Escrow Issuers were assumed by the August 2011 Ultimate Issuers pursuant to one or more supplemental indentures between, among others, the August 2011 Escrow Issuers, the August 2011 Ultimate Issuers, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent. The August 2011 Ultimate Issuers and certain affiliates of the August 2011 Ultimate Issuers listed in Schedule 1 Part 2 hereto which have acceded to the August 2011 Secured Notes Indenture as current August 2011 secured notes guarantors (the “Current August 2011 Secured Notes Guarantors”) guarantee the August 2011 Secured Notes.

(F)	Pursuant to a senior secured notes indenture dated 28 September 2012 between, inter alios, the Issuers, The Bank of New York Mellon as indenture trustee, principal paying agent, transfer agent, collateral agent and registrar, The Bank of New York Mellon, London Branch as paying agent and Wilmington Trust (London) Limited as additional collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “New Secured Notes Indenture”), the Issuers have issued secured notes due 2020 in the aggregate principal amount of USD 3,250,000,000 (the “New Secured Notes”) which are or will be guaranteed by certain affiliates of the Issuers listed in Schedule 1 Part 3 hereto as current new secured notes guarantors (the “Current New Secured Notes Guarantors”).

(G)	As a result of the Third Amended and Restated Credit Agreement and the amendment no. 7 and incremental term loan assumption agreement dated 28 September 2012 between, inter alios, the Current Borrowers, the Current Guarantors and Credit Suisse AG as administrative agent (the “Amendment No. 7 and Incremental Term Loan Assumption Agreement”) certain lenders have agreed to grant, inter alia, incremental term loans in an aggregate amount of up to USD 2,235,000,000 and EUR 300,000,000.

(H)

It has been agreed in the Security Agreements (as defined below) that any reference in such Security Agreement (as defined below) to the “Credit Agreement” is a reference to the Credit Agreement as amended, varied, novated, restated, supplemented, superseded or extended from time to time, including pursuant to the Third Amended and Restated Credit Agreement and the Amendment No. 7 and Incremental Term Loan Assumption Agreement, and that any reference to the Senior Secured Notes Documents is a reference to the Senior Secured Notes Documents as amended, varied, novated, restated, supplemented, superseded or extended from time to time, including the October 2010 Secured Notes Documents, the February 2011 Secured Notes Documents (as defined below), the August 2011 Secured Notes Documents (as defined below) and the New Secured Notes Documents (as defined below). Each Security Grantor has agreed to enter into this Agreement and to confirm as a matter of utmost precaution (höchst vorsorglich) the security created pursuant to the Security Agreements (as defined below) in order to ensure that the Security Agreements continue to secure the Obligations (as defined in the Security Agreements) and extend to all Obligations (as defined in the Amended Security Agreements) (as defined below) of the Grantors (as defined in the Amended Security Agreements) under or in connection with the Third Amended and Restated Credit Agreement and the Amendment No. 7 and Incremental Term Loan Assumption Agreement and the New Secured Notes Documents.

(I)	Pursuant to the Credit Agreement, the Senior Secured Notes Indenture, the October 2010 Secured Notes Indenture, the February 2011 Secured Notes Indenture and the August 2011 Secured Notes Indenture the Security Grantors have entered into the Security Agreements (as defined below).

NOW IT IS HEREBY AGREED as follows:

1.	DEFINITIONS AND LANGUAGE

1.1	Definitions

In this Agreement:

“Amended Security Agreements” means the Security Agreements as amended by this Agreement.

“Global Assignment Agreements” means the following global assignment agreements:

(a)	global assignment agreement dated 5 November 2009 and entered into between SIG Euro Holding AG & Co. KGaA as assignor and The Bank of New York Mellon as collateral agent;

(b)	global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Holding GmbH as assignor and The Bank of New York Mellon as collateral agent;

(c)	the global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as collateral agent;

(d)	the global assignment agreement dated 5 November 2009 and entered into between SIG Beverages Germany GmbH as assignor and The Bank of New York Mellon as collateral agent;

(e)	the global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as collateral agent;

(f)	the global assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as assignor and The Bank of New York Mellon as collateral agent;

(g)	the global assignment agreement dated 5 November 2009 and entered into between SIG Vietnam Beteiligungs GmbH (now SIG Beteiligungs GmbH) as assignor and The Bank of New York Mellon as collateral agent;

(h)	the global assignment agreement dated 5 November 2009 and entered into between SIG International Services GmbH as assignor and The Bank of New York Mellon as collateral agent;

(i)	the global assignment agreement dated 5 November 2009 and entered into between SIG Information Technology GmbH as assignor and The Bank of New York Mellon as collateral agent;

(j)	the global assignment agreement dated 5 November 2009 and entered into between Closure Systems International Holdings (Germany) GmbH as assignor and The Bank of New York Mellon as collateral agent;

(k)	the global assignment agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland GmbH as assignor and the collateral agent; and

(l)	the global assignment agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as assignor and The Bank of New York Mellon as collateral agent;

(each as confirmed and amended pursuant to amendment and confirmation agreements dated 4 May 2010, 16 November 2010, 2 March 2011 and 8 September 2011) and “Global Assignment Agreement” means any of them.

“IP Assignment Agreements” means the following IP assignment agreements:

(a)	the IP assignment agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as assignor and The Bank of New York Mellon as collateral agent;

(b)	the IP assignment agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as assignor and The Bank of New York Mellon as collateral agent;

(c)	the IP assignment agreement dated 2 December 2009 and entered into between SIG Technology AG as assignor and The Bank of New York Mellon as collateral agent (the “Swiss IP Assignment Agreement 1”); and

(d)	the IP assignment agreement dated 2 December 2009 and entered into between SIG Finanz AG (now assumed by SIG Combibloc Group AG due to the merger with SIG Finanz AG effective June 15, 2010) as assignor and The Bank of New York Mellon as collateral agent (the “Swiss IP Assignment Agreement 2”, together with the Swiss IP Assignment Agreement 1, the “Swiss IP Assignment Agreements” and “Swiss IP Assignment Agreement” means any of them);

((a), (b) and (c) each as confirmed and amended pursuant to amendment and confirmation agreements dated 4 May 2010, 16 November 2010, 2 March 2011 and 8 September 2011; and (d) as confirmed and amended pursuant to amendment and confirmation agreements dated 4 May 2010, 16 November 2010, 1 February 2011, 9 February 2011 and 8 September 2011) and “IP Assignment Agreement” means any of them.

“Security Agreements” means the Global Assignment Agreements, the Security Transfer Agreements, the IP Assignment Agreements and the Security Purpose Agreement and each a “Security Agreement”.

“Security Transfer Agreements” means the following security transfer agreements:

(a)	security transfer agreement dated 5 November 2009 and entered into between SIG Combibloc Systems GmbH as transferor and The Bank of New York Mellon as collateral agent;

(b)	the security transfer agreement dated 5 November 2009 and entered into between SIG Combibloc GmbH as transferor and The Bank of New York Mellon as collateral agent;

(c)	the security transfer agreement dated 5 November 2009 and entered into between SIG Combibloc Zerspanungstechnik GmbH as transferor and The Bank of New York Mellon as collateral agent; and

(d)	the security transfer agreement dated 5 November 2009 and entered into between Closure Systems International Deutschland GmbH as transferor and The Bank of New York Mellon as collateral Agent;

(each as confirmed and amended pursuant to amendment and confirmation agreements dated 4 May 2010, 16 November 2010, 2 March 2011 and 8 September 2011) and “Security Transfer Agreement” means any of them.

“Security Purpose Agreement” means the security purpose agreement dated 5 November 2009 (as confirmed and amended pursuant to amendment and confirmation agreements dated 4 May 2010, 16 November 2010, 2 March 2011 and 8 September 2011) and entered into between SIG Combibloc GmbH and Closure Systems International Deutschland Real Estate GmbH & Co. KG (now collapsed into Closure Systems International Deutschland GmbH) as chargors and the The Bank of New York Mellon as collateral agent relating to certain land charges.

2.	CONSTRUCTION

2.1.1	Any reference in this Agreement to a “Clause”, a “sub-Clause” or a “Schedule” shall, subject to any contrary indication, be construed as a reference to a Clause, a sub-Clause or a Schedule in this Agreement.

2.1.2	To the extent the word “note” or “Note” is used herein and/or in any other documents in relation to this Agreement, it shall be construed as if it were a reference to the word “notes” or “Notes” as defined and used in this Agreement.

2.2	This Agreement is made in the English language. For the avoidance of doubt, the English language version of this Agreement shall prevail over any translation of this Agreement. However, where a German translation of a word or phrase appears in the text of this Agreement, the German translation of such word or phrase shall prevail.

2.3	This Agreement amends the Security Agreements on the terms set forth herein, and, for the purposes of interpretation, is hereby incorporated into the Security Agreement as of the date hereof and shall form a part thereof.

2.4	In this Agreement capitalised terms not otherwise defined herein shall have the meaning attributed thereto (including in the recitals) in the applicable Security Agreement.

3.	CONFIRMATION AND AMENDMENTS

3.1	The Collateral Agent and each Security Grantor hereby agree that

(a)	the current wording of recital (A) of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be deleted and replaced by the following wording:

“(A)	Pursuant to the third amended and restated senior secured multi-currency term and revolving credit agreement dated 28 September 2012 of currently up to USD 2,355,000,000 and EUR 380,000,000, between, inter alios, the parties listed in Part 1 of Schedule 1 hereto as current borrowers (the “Current Borrowers”), the parties listed in Part 2 of Schedule 1 hereto as current guarantors (the “Current Guarantors”), Credit Suisse AG as administrative agent and others (as amended, varied, novated, restated, supplemented, superseded or extended from time to time, together the “Third Amended and Restated Credit Agreement”), which amends and restates the multi-currency term and revolving credit agreement dated 5 November 2009 between, inter alios, the Current Borrowers and the Current Guarantors, Credit Suisse AG as administrative agent and others (as amended and restated pursuant to the Third Amended and Restated Credit Agreement and as further amended, varied, novated, restated, supplemented, superseded or extended from time to time, hereinafter the “Credit Agreement”), certain lenders (together the “Original Lenders”) have agreed to grant certain facilities to the Current Borrowers and certain other entities which may accede or may have acceded to the Credit Agreement as additional borrowers.”

(b)	the current wording of recital (B) of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be deleted and replaced by the following wording:

“(B)	Pursuant to a senior secured notes indenture dated 5 November 2009 between, inter alios, Reynolds Group Issuer LLC, Reynolds Group Issuer Inc., and Reynolds Group Issuer (Luxembourg) S.A as ultimate issuers (the “Issuers”), certain affiliates of the Issuers listed in Schedule 1 Part 2 hereto as current 2009 senior secured notes guarantors (the “Current Senior Secured Notes Guarantors”) and The Bank of New York Mellon, as indenture trustee, principal paying agent, transfer agent, collateral agent and registrar, (as amended, varied, novated, supplemented, superseded or extended from time to time, the “Senior Secured Notes Indenture”), the Issuers have issued senior secured notes due 2016 in the aggregate principal amount of EUR 450,000,000 (the “Senior Secured Notes”) to certain noteholders.”

(c)	The current wording of recital (F) of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be deleted and replaced by the following wording:

“(F)	Pursuant to a senior secured notes indenture dated 9 August 2011 between, inter alios, the RGHL US Escrow II LLC and RGHL US Escrow II Inc. as escrow issuers (the “August 2011 Escrow Issuers”), The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “August 2011 Secured Notes Indenture”), the August 2011 Escrow Issuers have issued secured notes due 2019 in the aggregate principal amount of USD 1,500,000,000 (the “August 2011 Secured Notes”). In connection with the release from escrow of the proceeds of the August 2011 Secured Notes, which occurred on 8 September 2011, RGHL US Escrow II Inc. and RGHL US Escrow II LLC were merged with and into Reynolds Group Issuer Inc., and Reynolds Group Issuer LLC (together with Reynolds Group Issuer (Luxembourg) S.A., the “August 2011 Ultimate Issuers”), respectively, and the obligations of the August 2011 Escrow Issuers were assumed by the August 2011 Ultimate Issuers pursuant to one or more supplemental indentures between, among others, the August 2011 Escrow Issuers, the August 2011 Ultimate Issuers, The Bank of New York Mellon, as trustee, principal paying agent, transfer agent, registrar and collateral agent and Wilmington Trust (London) Limited, as additional collateral agent. The August 2011 Ultimate Issuers and certain affiliates of the August 2011 Ultimate Issuers listed in Schedule 1 Part 2 hereto which have acceded to the August 2011 Secured Notes Indenture as current August 2011 secured notes guarantors (the “Current August 2011 Secured Notes Guarantors”) guarantee the August 2011 Secured Notes.”

(d)	The current wording of recital (G) of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be deleted and replaced by the following wording:

“(G)

Pursuant to a senior secured notes indenture dated 28 September 2012 between, inter alios, the Issuers, The Bank of New York Mellon as indenture trustee, The Bank of New York Mellon, London Branch as principal paying agent, The Bank of New York Mellon as collateral agent and Wilmington Trust (London) Limited as additional collateral agent (as amended, varied, novated, supplemented, superseded or extended from time to time, the “New Secured Notes Indenture”), the Issuers have issued secured notes due 2020 in the aggregate principal amount of USD 3,250,000,000 (the “New Secured Notes”) which are or will be guaranteed by certain affiliates of the Issuers listed in Schedule 1 Part 4 hereto as current new secured notes guarantors (the “Current New Secured Notes Guarantors”).”

(e)	The following wording shall be inserted as recital (H) of each Security Agreement entered into between the Collateral Agent and that Security Grantor:

“(H)	As a result of the Third Amended and Restated Credit Agreement and the amendment no. 7 and incremental term loan assumption agreement dated 28 September 2012 between, inter alios, the Current Borrowers, the Current Guarantors, Credit Suisse AG, Cayman Islands Branch as administrative agent and others (the “Amendment No. 7 and Incremental Term Loan Assumption Agreement”) certain lenders have agreed to grant, inter alia, incremental term loans in an aggregate amount of up to USD 2,235,000,000 and EUR 300,000,000.”

(f)	The following wording shall be inserted as recital (I) of each Security Agreement entered into between the Collateral Agent and that Security Grantor:

“(I)	The security created by or pursuant to this Agreement is to be held and administered by the Collateral Agent for the Secured Parties (as defined below) pursuant to a first lien intercreditor agreement dated 5 November 2009 (as amended by the Amendment No. 1 and Joinder Agreement (as defined below)) between, inter alios, the Collateral Agent, the Indenture Trustee, the Administrative Agent and the Grantors (each as defined below) and others (as amended, varied, novated, supplemented, superseded or extended from time to time, the “First Lien Intercreditor Agreement”).”

(g)	Clause 1.1 of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be amended by:

(i)	inserting the following new definitions at the appropriate place within the alphabetical order with the following wording:

“Amendment No. 7 and Incremental Term Loan Assumption Agreement” means the amendment and incremental term loan assumption agreement dated 28 September 2012 relating to the Credit Agreement between, inter alios, the borrowers and the guarantors under the Credit Agreement as of such date, the Administrative Agent and others.

“August 2011 Secured Notes Documents” shall mean the August 2011 Secured Notes Indenture, the August 2011 Secured Notes Guarantees, the August 2011 Secured Notes, the Intercreditor Arrangements, any supplemental indenture, any security document relating to the August 2011 Secured Notes and/or the August 2011 Secured Notes Indenture and any other document that may be entered into pursuant to any of the foregoing.

“August 2011 Secured Notes Guarantees” shall mean the guarantees of the obligations of the Issuers under the August 2011 Secured Notes and the August 2011 Secured Notes Indenture by the August 2011 Secured Notes Guarantors.

“August 2011 Secured Notes Guarantors” means the Current August 2011 Secured Notes Guarantors and any entity which may accede to the August 2011 Secured Notes Indenture as additional guarantor.

“August 2011 Secured Notes Holders” shall mean the holders from time to time of the August 2011 Secured Notes.

“August 2011 Secured Notes Indenture Trustee” shall mean The Bank of New York Mellon, in its capacity as indenture trustee under the August 2011 Secured Notes Indenture and any successor appointed as indenture trustee under the August 2011 Secured Notes Indenture.

“New Secured Notes Documents” shall mean the New Secured Notes Indenture, the New Secured Notes Guarantees, the New Secured Notes, the Intercreditor Arrangements, any supplemental indenture, any security document relating to the New Secured Notes and/or the New Secured Notes Indenture and any other document that may be entered into pursuant to any of the foregoing.

“New Secured Notes Guarantees” shall mean the guarantees of the obligations of the Issuers under the New Secured Notes and the New Secured Notes Indenture by the New Secured Notes Guarantors.

“New Secured Notes Guarantors” means the Current New Secured Notes Guarantors and any entity which may accede to the New Secured Notes Indenture as additional guarantor.

“New Secured Notes Holders” shall mean the holders from time to time of the New Secured Notes.

“New Secured Notes Indenture Trustee” shall mean The Bank of New York Mellon, in its capacity as indenture trustee under the New Secured Notes Indenture and any successor appointed as indenture trustee under the New Secured Notes Indenture.

(ii)	the definition of “Grantors” shall be replaced by the following wording:

“Grantors” means the Loan Parties, the Issuers, the August 2011 Ultimate Issuers, the 2009 Senior Secured Notes Guarantors, the October 2010 Secured Notes Guarantors, the February 2011 Secured Notes Guarantors, the August 2011 Notes Guarantors and the New Secured Notes Guarantors and any person that has granted a security interest to the Collateral Agent and/or the Secured Parties in respect of the obligations of the Loan Parties, the Issuers, the August 2011 Ultimate Issuers, the 2009 Senior Secured Notes Guarantors, the October 2010 Secured Notes Guarantors, the February 2011 Secured Notes Guarantors, the August 2011 Notes Guarantors and the New Secured Notes Guarantors under the Credit Documents and “Grantor” means any of them.

(iii)	adding the words the “August 2011 Secured Notes Documents” after the words the “February 2011 Secured Notes Documents” and the words the “Senior Secured Notes Documents,” in the definition of “Credit Documents”;

(iv)	adding the words “and/or Section 6.01 of the August 2011 Secured Notes Indenture”, before the words “and/or Section 6.01 of the Senior Secured Notes Indenture” and before the words “and/or Section 6.01 of the New Secured Notes Indenture”, in the definition of “Default”;

(v)	adding the words “and/or the August 2011 Secured Notes Indenture”, after the words “and/or the Senior Secured Notes Indenture” and the words “and/or the February 2011 Secured Notes Indenture”, in the definition of “Event of Default”;

(vi)	replacing the number “2,000,000,000” with the number “750,000,000” in the definition of “Incremental Assumption Agreement”.

(vii)	adding the words “the August 2011 Secured Notes Indenture”, after the words “the Senior Secured Notes Indenture” and “the February 2011 Secured Notes Indenture” in the definition of “Principal Finance Documents”.

(viii)	adding the words “the August 2011 Secured Notes Holders,” after the words “the Senior Secured Notes Holders” and “the February 2011 Secured Notes Holders” and the words “the August 2011 Secured Notes Indenture Trustee,” after the words “the Indenture Trustee” and “the February 2011 Secured Notes Indenture Trustee” in the definition of “Secured Parties”.

(ix)	adding the words “the Amendment No. 7 and Incremental Term Loan Assumption Agreement” and the words “the Third Amended and Restated Credit Agreement”, after the words “Amendment No. 6 and Incremental Term Loan Assumption Agreement” in the definition of “Loan Documents”.

(h)	Clause 11.2 titled ‘Limitation on Enforcement’, sub-clause (b) of each Global Assignment entered into between the Collateral Agent and that Security Grantor shall be replaced by the following wording:

the enforcement would have the effect of (x) reducing the Assignor’s net assets (Reinvermögen) (the “Net Assets”) to an amount of less than its stated share capital (Stammkapital) or, if the Net Assets are already an amount of less than its stated share capital, of causing such amount to be further reduced and (y) would thereby lead to a violation of the capital maintenance requirement as set out in Section 30 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung) provided that the amount of the stated share capital to be taken into consideration shall be the amount registered in the commercial register at the date hereof, and any increase of the stated share capital registered after the date of this Agreement shall only be taken into account if such increase has been effected with the prior written consent of the Administrative Agent.

(i)	Clause 10.2 titled ‘Limitation on Enforcement’, sub-clause (b) of each Security Transfer Agreement and Clause 11.2 titled ‘Limitation on Enforcement’, sub-clause (b) of each IP Assignment Agreement entered into between the Collateral Agent and that Security Grantor shall be replaced by the following wording:

the enforcement would have the effect of (x) reducing the Transferor’s net assets (Reinvermögen) (the “Net Assets”) to an amount of less than its stated share capital (Stammkapital) or, if the Net Assets are already an amount of less than its stated share capital, of causing such amount to be further reduced and (y) would thereby lead to a violation of the capital maintenance requirement as set out in Section 30 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung) provided that the amount of the stated share capital to be taken into consideration shall be the amount registered in the commercial register at the date hereof, and any increase of the stated share capital registered after the date of this Agreement shall only be taken into account if such increase has been effected with the prior written consent of the Administrative Agent.

(j)	Clause 4.2 titled ‘Limitation on Application of Enforcement Proceeds’, sub-clause (b) of the Security Purpose Agreement entered into between the Collateral Agent and that Security Grantor shall be replaced by the following wording:

the application of proceeds of an enforcement of the relevant Land Charges towards the Obligations would have the effect of (x) reducing the relevant Chargor’s (or, in case of Chargor 1 its general partner’s (Komplementär)) net assets (Reinvermögen) (the “Net Assets”) to an amount of less than the relevant Chargor’s (or, in case of Chargor 1, its general partner’s (Komplementär)) stated share capital (Stammkapital) or, if the Net Assets are already an amount of less than the relevant Chargor’s (or, in case of Chargor 1, its general partner’s (Komplementär)) stated share capital, of causing such amount to be further reduced and (y) would thereby lead to a violation of the capital maintenance requirement as set out in Section 30 of the German Limited Liability Companies Act (Gesetz betreffend die Gesellschaften mit beschränkter Haftung) provided that the amount of the stated share capital to be taken into consideration shall be the amount registered in the commercial register at the date hereof, and any increase of the stated share capital registered after the date of this Agreement shall only be taken into account if such increase has been effected with the prior written consent of the Administrative Agent.

(k)

Clause 1.1 of the Global Assignment Agreement dated 5 November 2009 and entered into between the Collateral Agent and SIG Combibloc GmbH as Assignor (as defined therein) shall be amended by deleting the definition of “Collection Arrangement Receivables”. The Collateral Agent hereby agrees to release and re-assign any Collection Arrangement Receivables (as defined in the Global Assignment Agreement) assigned to it under the Global Assignment Agreement to SIG Combibloc GmbH. SIG Combibloc GmbH hereby accepts such release and reassignment. Further, the Collateral Agent and SIG Combibloc GmbH agree that from the date of this Agreement the Collection Arrangement Receivables (as defined in the Global Assignment Agreement) shall no longer be a part of the Receivables (as defined in the Global Assignment Agreement).

(l)	Clause 9 of the Global Assignment Agreement dated 5 November 2009 and entered into between the Collateral Agent and SIG Combibloc GmbH shall be replaced by the following wording:

9.1	At all times while no Enforcement Event is continuing, the Assignor is authorised by the Collateral Agent to collect the Receivables (ermächtigt zur Einziehung) in its own name and for its own account and to dispose of, and exercise any rights and claims in relation to, the Receivables in accordance with the terms of the Principal Finance Documents. Subject to sub-Clause 9.3, the Collateral Agent may (as instructed in accordance with the First Lien Intercreditor Agreement) revoke the Authorisation at any time if an Enforcement Event has occurred and is continuing.

9.2	Notwithstanding sub-Clause 9.1, the Collateral Agent hereby reassigns to the Assignor all Receivables that are subject to a purchase and disposal in connection with any factoring arrangement which is permitted under the Principal Finance Documents (“Factoring Receivables”). Such re-assignment shall be subject to the condition precedent (aufschiebende Bedingung) that the relevant Factoring Receivable has been accepted for purchase under the relevant factoring arrangement. The Assignor hereby accepts the reassignment of such Factoring Receivables.

9.3	For reasons of precaution, the Collateral Agent and the Assignor agree that should any of the reassignments contemplated under sub-Clause 9.2 be invalid, the Authorisation granted pursuant to sub-Clause 9.1 shall continue to apply to the relevant Factoring Receivables. In such case, the Authorisation with respect to the disposal of such Factoring Receivables may not be revoked.

(m)	Clause 8.1 (b) (i) and (b) (ii) of each Swiss IP Assignment Agreement entered into between the Collateral Agent and that Security Grantor shall be amended by:

(i)	adding the phrase “the August 2011 Secured Notes Indenture”, after the words “the February 2011 Secured Notes Indenture” in the phrases “(z) to the extent certain proceeds of the Senior Secured Notes Indenture”.

(n)	Clause 9.1 (i) and (ii) of each Swiss IP Assignment Agreement entered into between the Collateral Agent and that Security Grantor shall be amended by:

(i)	adding the phrase “the August 2011 Secured Notes Indenture”, after the words “the February 2011 Secured Notes Indenture” in the phrases “(z) to the extent certain proceeds of the Senior Secured Notes Indenture”.

(o)	The current wording of Clause 9.3 (b) and its subsequent paragraph of each Swiss IP Assignment Agreement entered into between the Collateral Agent and that Security Grantor shall be deleted and replaced by the following wording:

“(b)	give evidence to the respective beneficiary or beneficiaries (as the case may be) of such deduction of the Tax Payment Amount in accordance with Clause 2.20 (Taxes) of the Credit Agreement and Clause 4.15 (Withholding Taxes) of the Senior Secured Notes Indenture, the October 2010 Secured Notes Indenture, the February 2011 Secured Notes Indenture, the August 2011 Secured Notes Indenture or the New Secured Notes Indenture.

But if such a deduction is made, the Transferor shall not be obliged to gross-up pursuant to Clause 2.20 (Taxes) of the Credit Agreement or Clause 4.15 (Withholding Taxes) of the Senior Secured Notes Indenture, the October 2010 Secured Notes Indenture, the February 2011 Secured Notes Indenture, the August 2011 Secured Notes Indenture or the New Secured Notes Indenture to the extent that such gross-up would result in the aggregate of the amounts of the proceeds of a realisation of the Collateral applied by the beneficiary or beneficiaries (as the case may be) towards satisfaction of the Obligations and the Tax Payment Amount paid to the Swiss Federal Tax administration exceeding the maximum amount of its profits available for the distribution of dividends.”

(p)	The headings of the lists set out in Part 2-5 of Schedule 1 of each Security Agreement entered into between the Collateral Agent and that Security Grantor shall be replaced by one Part 2 and headed with the words “List of Current Guarantors, Current Senior Secured Notes Guarantors, Current October 2010 Secured Notes Guarantors, Current February 2011 Secured Notes Guarantors and Current August 2011 Secured Notes Guarantors” and by one Part 3 headed with the words “List of Current New Secured Notes Guarantors.”

3.2	The Collateral Agent and each Security Grantor hereby agree that any reference in the Security Agreement to which they are a party to the term “Obligations” shall be read and construed as reference to the Obligations as amended by this Agreement.

3.3	The Collateral Agent and each Security Grantor hereby agree that the Security Agreements to which they are a party shall continue to secure the Obligations as amended by this Agreement.

3.4	The Collateral Agent and each Security Grantor hereby confirm, in respect of the Security Agreements to which they are a party, that any reference in each of the agreements to the term “Credit Agreement” shall be read and construed as a reference to the Credit Agreement as amended, varied, novated, supplemented, restated, superseded or extended from time to time, including pursuant to the Third Amended and Restated Credit Agreement and the Amendment No. 7 and Incremental Term Loan Assumption Agreement.

3.5	The Collateral Agent and each Security Grantor confirm that the obligations secured under the Security Agreements to which they are a party shall include the prompt and complete satisfaction of any and all Obligations (as defined in the Amended Security Agreement) (present and future, actual and contingent) which are (or are expressed to be) or become owing by the Grantors (or any of them) to the Secured Parties (or any of them) under or in connection with the Credit Agreement, and the other Credit Documents (as such term is defined in the Amended Security Agreement in accordance with Clause 3.1 above) (including, but not limited to the amendments set out in this Agreement).

4.	CONTINUITY AND FURTHER ASSURANCE

4.1	The Collateral Agent and the Security Grantors confirm and agree that (i) save as amended by this Agreement, all provisions of the Security Agreements shall remain unchanged, (ii) the validity and effectiveness of the provisions of the Security Agreements shall remain unaffected by this Agreement, to the extent not amended by this Agreement (iii) the validity and effectiveness of the security interests created under the Security Agreements shall not be affected by this Agreement; and (iv) such security interests shall continue to secure the Obligations (as defined in the Amended Security Agreements). For the avoidance of doubt, and unless otherwise agreed pursuant to this Agreement, the provisions in the Swiss IP Assignment Agreements relating to the limitations on enforcement of the security granted thereunder and the application of proceeds of an enforcement of such security shall not be affected by the amendments pursuant to this Agreement.

4.2	The Security Grantors shall, at the reasonable request of the Security Agent (acting on the reasonable instructions of the Secured Parties) and at the Security Grantors’ expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

4.3	The Collateral Agent and each Security Grantor agree that this Agreement shall constitute a “Security Document” for the purposes of the First Lien Intercreditor Agreement (and for no other purpose) and that, all rights, duties, privileges, protections and benefits of the Collateral Agent set forth in the Amended Security Agreements are hereby incorporated by reference.

5.	PARTIAL INVALIDITY

If at any time, any one or more of the provisions hereof is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent necessary without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof or of such provisions in any other jurisdiction. The invalid, illegal, or unenforceable provision shall be deemed replaced with a valid, legal or enforceable provision which comes as close as possible to the original intent of the parties and the invalid, illegal or unenforceable provision. Should a gap (Regelungslücke) become evident in this Agreement, such gap shall, without affecting or impairing the validity, legality and enforceability of the remaining provisions hereof, be deemed to be filled with such provision as comes as close as possible to the original intent of the parties.

6.	AMENDMENTS

Changes and amendments to this Agreement including this Clause 6 shall be made in writing.

7.	APPLICABLE LAW; JURISDICTION

7.1	This Agreement is governed by the laws of the Federal Republic of Germany.

7.2	The place of jurisdiction for any and all disputes arising under or in connection with this Agreement shall be the courts in Frankfurt am Main. The Collateral Agent, however, shall also be entitled to take action against the respective Security Grantor in any other court of competent jurisdiction. Further, the taking of proceedings against any Security Grantor in any one or more jurisdictions shall not preclude the taking of proceedings in any other jurisdiction (whether concurrently or not) if and to the extent permitted by applicable law.

8.	CONCLUSION OF THE AGREEMENT (VERTRAGSSCHLUSS)

8.1	The parties to this Agreement may choose to conclude this Agreement by an exchange of signed signature page(s), transmitted by means of telecommunication (telekommunikative Übermittlung) by fax or attached as an electronic photocopy (pdf, tif, etc.) to an e-mail.

8.2	If the parties to this Agreement choose to conclude this Agreement pursuant to sub-Clause 8.1 above, they will transmit the signed signature page(s) of this Agreement to the attention of Isabel van Bremen or Axel Schlieter (Isabel.vanbremen@cliffordchance.com or Axel.Schlieter@cliffordchance.com, fax: +49 211 43 55 5600) (each a “Recipient”). The Agreement will be considered concluded once any of the Recipients has actually received the signed signature page(s) (Zugang der Unterschriftsseite(n)) from all parties to this Agreement and at the time of the receipt of the last outstanding signature page(s).

8.3	For the purposes of this Clause 8 only, the parties to this Agreement appoint each Recipient individually as their attorney (Empfangsvertreter) and expressly allow (gestatten) each Recipient to collect the signed signature page(s) from all and for all parties to this Agreement. For the avoidance of doubt, the Recipients will have no further duties connected with their position as Recipient. In particular, the Recipients may assume the conformity to the authentic original(s) of the signature page(s) transmitted to it by means of telecommunication, the genuineness of all signatures on the original signature page(s) and the signing authority of the signatories.

SCHEDULE 1

PART 1

LIST OF CURRENT BORROWERS

SIG Euro Holding AG & Co. KGaA

Closure Systems International Holdings Inc.

Closure Systems International B.V.

SIG Austria Holding GmbH

Reynolds Consumer Products Holdings LLC

Reynolds Group Holdings Inc.

Pactiv LLC

Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Evergreen Packaging Inc.

Reynolds Consumer Products Inc.

PART 2

LIST OF CURRENT GUARANTORS, CURRENT SENIOR SECURED NOTES GUARANTORS, CURRENT OCTOBER 2010 SECURED NOTES GUARANTORS, CURRENT FEBRUARY 2011 SECURED NOTES GUARANTORS AND CURRENT AUGUST 2011 SECURED NOTES GUARANTORS

Whakatane Mill Australia Pty Limited

SIG Austria Holding GmbH

SIG Combibloc GmbH

SIG Combibloc GmbH & Co. KG

Closure Systems International (Brazil) Sistemas de Vedação Ltda.

SIG Beverages Brasil Ltda.

SIG Combibloc do Brasil Ltda.

CSI Latin American Holdings Corporation

Evergreen Packaging Canada Limited

Pactiv Canada Inc.

CSI Closure Systems Manufacturing de Centro America, Sociedad de Responsabilidad Limitada

Closure Systems International Deutschland GmbH

Closure Systems International Holdings (Germany) GmbH

Omni-Pac Ekco GmbH Verpackungsmittel

Omni-Pac GmbH Verpackungsmittel

Pactiv Deutschland Holdinggesellschaft mbH

SIG Beverages Germany GmbH

SIG Combibloc GmbH

SIG Combibloc Holding GmbH

SIG Combibloc Systems GmbH

SIG Combibloc Zerspanungstechnik GmbH

SIG Euro Holding AG & Co. KGaA

SIG Information Technology GmbH

SIG International Services GmbH

SIG Beteiligungs GmbH

SIG Asset Holdings Limited

Closure Systems International (Hong Kong) Limited

SIG Combibloc Limited

CSI Hungary Kft.

Closure Systems International Holdings (Japan) KK

Closure Systems International Japan, Limited

Beverage Packaging Holdings (Luxembourg) I S.A.

Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Evergreen Packaging (Luxembourg) S.à r.l.

Beverage Packaging Holdings (Luxembourg) IV S.à r.l.

Reynolds Group Issuer (Luxembourg) S.A.

Bienes Industriales del Norte, S.A. de C.V.

CSI en Ensenada, S. de R.L. de C.V.

CSI en Saltillo, S. de R.L. de C.V.

CSI Tecniservicio, S. de R.L. de C.V.

Evergreen Packaging Mexico, S. de R.L. de C.V.

Grupo CSI de Mexico, S. de R.L. de C.V.

Reynolds Metals Company de Mexico, S. de R.L. de C.V.

Tecnicos de Tapas Innovativas, S.A. de C.V.

Pactiv Foodservice México, S. de R.L. de C.V.

Grupo Corporativo Jaguar, S.A. de C.V.

Servicios Industriales Jaguar, S.A. de C.V.

Servicio Terrestre Jaguar, S.A. de C.V.

Pactiv Mexico, S. de R.L. de C.V.

Closure Systems International B.V.

Evergreen Packaging International B.V.

Reynolds Consumer Products International B.V.

Reynolds Packaging International B.V.

Reynolds Group Holdings Limited

Whakatane Mill Limited

SIG allCap AG

SIG Combibloc Group AG

SIG Combibloc Procurement AG

SIG Combibloc (Schweiz) AG

SIG Schweizerische Industrie-Gesellschaft AG

SIG Technology AG

SIG Combibloc Ltd.

Closure Systems International (UK) Limited

IVEX Holdings, Ltd.

J. & W. Baldwin (Holdings) Limited

Kama Europe Limited

Omni-Pac U.K. Limited

Reynolds Consumer Products (UK) Limited

Reynolds Subco (UK) Limited (formerly BACO Consumer Products Limited)

SIG Combibloc Limited

The Baldwin Group Limited

Bakers Choice Products, Inc.

BCP/ Graham Holdings L.L.C.

Blue Ridge Holding Corp.

Blue Ridge Paper Products Inc.

BRPP, LLC

Closure Systems International Americas, Inc.

Closure Systems International Holdings Inc.

Closure Systems International Packaging Machinery, Inc.

Closure Systems International, Inc.

Closure Systems Mexico Holdings LLC

CSI Mexico LLC

CSI Sales & Technical Services Inc.

Evergreen Packaging Inc.

Evergreen Packaging International (US) Inc.

Evergreen Packaging USA Inc.

GPACSUB LLC

GPC Capital Corp. I

GPC Capital Corp. II

GPC Holdings LLC

GPC Opco GP LLC

GPC Sub GP LLC

Graham Packaging Acquisition Corp.

Graham Packaging Company Inc.

Graham Packaging Company, L.P.

Graham Packaging GP Acquisition LLC

Graham Packaging Holdings Company

Graham Packaging LC, L.P.

Graham Packaging LP Acquisition LLC

Graham Packaging Minster LLC

Graham Packaging PET Technologies Inc.

Graham Packaging Plastic Products Inc.

Graham Packaging PX Company

Graham Packaging PX Holding Corporation

Graham Packaging PX, LLC

Graham Packaging Regioplast STS Inc.

Graham Packaging West Jordan, LLC

Graham Recycling Company, L.P.

Pactiv Germany Holdings Inc.

Pactiv International Holdings Inc.

Pactiv LLC

Pactiv Management Company LLC

PCA West Inc.

PWP Industries, Inc.

Renpac Holdings Inc.

Reynolds Consumer Products Holdings LLC

Reynolds Consumer Products Inc.

Reynolds Flexible Packaging Inc.

Reynolds Food Packaging LLC

Reynolds Group Holdings Inc.

Reynolds Group Issuer Inc.

Reynolds Group Issuer LLC

Reynolds Manufacturing Inc.

Reynolds Packaging Holdings LLC

Reynolds Packaging Kama Inc.

Reynolds Packaging LLC

Reynolds Presto Products Inc.

Reynolds Services Inc.

SIG Combibloc Inc.

SIG Holding USA, LLC

Southern Plastics Inc.

Ultra Pac, Inc.

International Tray Pads and Packaging, Inc.

PART 3

LIST OF CURRENT NEW SECURED NOTES GUARANTORS

Whakatane Mill Australia Pty Limited

SIG Austria Holding GmbH

SIG Combibloc GmbH

SIG Combibloc GmbH & Co. KG

Closure Systems International (Brazil) Sistemas de Vedação Ltda.

SIG Beverages Brasil Ltda.

SIG Combibloc do Brasil Ltda.

CSI Latin American Holdings Corporation

Evergreen Packaging Canada Limited

Pactiv Canada Inc.

CSI Closure Systems Manufacturing de Centro America, Sociedad de Responsabilidad Limitada

Closure Systems International Deutschland GmbH

Closure Systems International Holdings (Germany) GmbH

Omni-Pac Ekco GmbH Verpackungsmittel

Omni-Pac GmbH Verpackungsmittel

Pactiv Deutschland Holdinggesellschaft mbH

SIG Beverages Germany GmbH

SIG Combibloc GmbH

SIG Combibloc Holding GmbH

SIG Combibloc Systems GmbH

SIG Combibloc Zerspanungstechnik GmbH

SIG Euro Holding AG & Co. KGaA

SIG Information Technology GmbH

SIG International Services GmbH

SIG Beteiligungs GmbH

SIG Asset Holdings Limited

Closure Systems International (Hong Kong) Limited

SIG Combibloc Limited

CSI Hungary Kft.

Closure Systems International Holdings (Japan) KK

Closure Systems International Japan, Limited

Beverage Packaging Holdings (Luxembourg) I S.A.

Beverage Packaging Holdings (Luxembourg) II S.A.

Beverage Packaging Holdings (Luxembourg) III S.à r.l.

Evergreen Packaging (Luxembourg) S.à r.l.

Beverage Packaging Holdings (Luxembourg) IV S.à r.l.

Reynolds Group Issuer (Luxembourg) S.A.

Bienes Industriales del Norte, S.A. de C.V.

CSI en Ensenada, S. de R.L. de C.V.

CSI en Saltillo, S. de R.L. de C.V.

CSI Tecniservicio, S. de R.L. de C.V.

Evergreen Packaging Mexico, S. de R.L. de C.V.

Grupo CSI de Mexico, S. de R.L. de C.V.

Reynolds Metals Company de Mexico, S. de R.L. de C.V.

Tecnicos de Tapas Innovativas, S.A. de C.V.

Pactiv Foodservice México, S. de R.L. de C.V.

Grupo Corporativo Jaguar, S.A. de C.V.

Servicios Industriales Jaguar, S.A. de C.V.

Servicio Terrestre Jaguar, S.A. de C.V.

Pactiv Mexico, S. de R.L. de C.V.

Closure Systems International B.V.

Evergreen Packaging International B.V.

Reynolds Consumer Products International B.V.

Reynolds Packaging International B.V.

Reynolds Group Holdings Limited

Whakatane Mill Limited

SIG allCap AG

SIG Combibloc Group AG

SIG Combibloc Procurement AG

SIG Combibloc (Schweiz) AG

SIG Schweizerische Industrie-Gesellschaft AG

SIG Technology AG

SIG Combibloc Ltd.

Closure Systems International (UK) Limited

IVEX Holdings, Ltd.

J. & W. Baldwin (Holdings) Limited

Kama Europe Limited

Omni-Pac U.K. Limited

Reynolds Consumer Products (UK) Limited

Reynolds Subco (UK) Limited (formerly BACO Consumer Products Limited)

SIG Combibloc Limited

The Baldwin Group Limited

Bakers Choice Products, Inc.

BCP/ Graham Holdings L.L.C.

Blue Ridge Holding Corp.

Blue Ridge Paper Products Inc.

BRPP, LLC

Closure Systems International Americas, Inc.

Closure Systems International Holdings Inc.

Closure Systems International Packaging Machinery, Inc.

Closure Systems International, Inc.

Closure Systems Mexico Holdings LLC

CSI Mexico LLC

CSI Sales & Technical Services Inc.

Evergreen Packaging Inc.

Evergreen Packaging International (US) Inc.

Evergreen Packaging USA Inc.

GPACSUB LLC

GPC Capital Corp. I

GPC Capital Corp. II

GPC Holdings LLC

GPC Opco GP LLC

GPC Sub GP LLC

Graham Packaging Acquisition Corp.

Graham Packaging Company Inc.

Graham Packaging Company, L.P.

Graham Packaging GP Acquisition LLC

Graham Packaging Holdings Company

Graham Packaging LC, L.P.

Graham Packaging LP Acquisition LLC

Graham Packaging Minster LLC

Graham Packaging PET Technologies Inc.

Graham Packaging Plastic Products Inc.

Graham Packaging PX Company

Graham Packaging PX Holding Corporation

Graham Packaging PX, LLC

Graham Packaging Regioplast STS Inc.

Graham Packaging West Jordan, LLC

Graham Recycling Company, L.P.

Pactiv Germany Holdings Inc.

Pactiv International Holdings Inc.

Pactiv LLC

Pactiv Management Company LLC

PCA West Inc.

PWP Industries, Inc.

Renpac Holdings Inc.

Reynolds Consumer Products Holdings LLC

Reynolds Consumer Products Inc.

Reynolds Flexible Packaging Inc.

Reynolds Food Packaging LLC

Reynolds Group Holdings Inc.

Reynolds Group Issuer Inc.

Reynolds Group Issuer LLC

Reynolds Manufacturing Inc.

Reynolds Packaging Holdings LLC

Reynolds Packaging Kama Inc.

Reynolds Packaging LLC

Reynolds Presto Products Inc.

Reynolds Services Inc.

SIG Combibloc Inc.

SIG Holding USA, LLC

Southern Plastics Inc.

Ultra Pac, Inc.

International Tray Pads and Packaging, Inc.

SIGNATURE PAGE

THIS AGREEMENT has been entered into on the date stated at the beginning by:

The Security Grantors

SIG Combibloc Group AG

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney

SIG Euro Holding AG & CO. KGaA

acting through its general partner (Komplementär)

SIG Schweizerische Industrie-Gesellschaft AG (formerly SIG Reinag AG)

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

SIG Combibloc Systems GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

SIG Combibloc Holding GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

SIG Combibloc GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

SIG Beverages Germany GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

SIG Combibloc Zerspanungstechnik GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

SIG International Services GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

SIG Information Technology GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

SIG Beteiligungs GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

Closure Systems International Holdings (Germany) GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

Closure Systems International Deutschland GmbH

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Authorised Signatory

SIG Technology AG

By:	/s/ Karen Mower
Name:	Karen Mower
Title:	Attorney

The Collateral Agent

THE BANK OF NEW YORK MELLON

By:	/s/ Orla Forrester
Name: Orla Forrester
Title: Vice President